UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-02328

Boulder Growth & Income Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Fund Administrative Services, LLC

2344 Spruce Street, Suite A

Boulder, CO 80302

(Address of Principal Executive Offices)(Zip Code)

Fund Administrative Services, LLC

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(303) 444-5483

Date of Fiscal Year End: November 30

Date of Reporting Period: November 30, 2013

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

BOULDER FUNDS

BOULDER GROWTH & INCOME FUND, INC.

NYSE SYMBOL: BIF

ANNUAL REPORT | 11.30.13

BOULDER GROWTH & INCOME FUND, INC.

TABLE OF CONTENTS

1	Letter from the Advisers

7	Financial Data

8	Portfolio of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statements of Changes in Net Assets

15	Statement of Cash Flows

16	Financial Highlights

19	Notes to Financial Statements

34	Report of Independent Registered Public Accounting Firm

35	Additional Information

37	Summary of Dividend Reinvestment Plan

38	Board of Directors’ Approval of the Investment Advisory Agreements

42	Directors & Officers

Boulder Growth & Income Fund, Inc.	Letter from the Advisers
November 30, 2013 (Unaudited)

Dear Stockholders:

On November 4, 2013, a press release was issued announcing that the board of directors of each of Boulder Growth & Income Fund, Inc. (the “Fund”), Boulder Total Return Fund, Inc., The Denali Fund Inc., and First Opportunity Fund, Inc. approved the reorganization of each of these funds into a single surviving fund, which, subject to the approval of various matters by stockholders of each fund, will be the Boulder Growth & Income Fund, Inc. If you have not had a chance to view the press release, it is available on the Fund’s recently launched website at www.boulderfunds.net. I am excited by the proposed reorganization and believe it represents an important step in our efforts to better serve the Fund’s stockholders and to potentially indirectly reduce the Fund’s share price discount. I will delve more into this topic later in the letter, but let me first provide a review of the Fund’s performance.

For the one-year period ending November 30, 2013, the Fund generated an absolute return of 24.5% on net assets. While the Fund had a strong absolute performance over the period, it was not enough to keep pace with the 30.3% return generated by the S&P 500, the 26.6% return of the Dow Jones Industrial Average (DJIA) or the 37.0% return of the NASDAQ Composite. Following is a table comparing the Fund’s NAV and market performance with the various indices.

	3 Months	6 Months	One Year	Three Years*	Five Years*	Ten Years**	Since January 2002**
Boulder Growth & Income Fund (NAV)	7.2%	4.2%	24.5%	13.8%	13.3%	9.3%	8.0%
Boulder Growth & Income Fund (Market)	5.7%	5.5%	27.5%	11.6%	14.6%	8.7%	5.5%
S&P 500 Index	11.2%	11.9%	30.3%	17.7%	17.6%	7.7%	6.1%
Dow Jones Industrial Average	9.2%	7.7%	26.6%	16.5%	15.9%	7.8%	6.8%
NASDAQ Composite	13.5%	18.3%	37.0%	19.1%	22.9%	8.7%	7.5%

*	Annualized.
**

Annualized since January 2002, when the current advisers became investment advisers to the Fund. Does not include the effect of dilution on non-participating stockholders from the December 2002 rights offering.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Fund returns include reinvested dividends and distributions, but do not reflect the reduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares and do not reflect brokerage commissions, if any. Returns of the S&P 500 Index, the DJIA and the NASDAQ Composite include reinvested dividends and distributions, but do not reflect the effect of commissions, expenses or taxes, as applicable. You cannot invest directly in any of these indices. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

A key contributor to the Fund’s performance on an absolute and relative basis for the one-year period was the Fund’s combined position in the Class A and Class B shares of Berkshire Hathaway, Inc. (Berkshire Hathaway), which generated total returns of 32.5% and 32.3% for the period, respectively. As seen in previous periods, the large contribution to performance from the

Annual Report | November 30, 2013	1

Letter from the Advisers	Boulder Growth & Income Fund, Inc.
November 30, 2013 (Unaudited)

combined Berkshire Hathaway position was partially driven by its large size as it accounted for roughly 29.8% of total assets at period end. Even though the aggregate position in Berkshire Hathaway accounts for a large portion of the total portfolio, we remain comfortable with the Fund’s current position at this time as we believe some of the risk of having such a large position is mitigated by Berkshire Hathaway’s diverse underlying holdings.

Additional key contributors to performance on an absolute and relative basis were the Fund’s positions in JP Morgan Chase & Company (JP Morgan) and Johnson & Johnson. For the period, JP Morgan and Johnson & Johnson generated strong total returns for the period of 43.0% and 40.4%, respectively. Similar to Berkshire Hathaway, the contribution from the JP Morgan position was enhanced by its large weight in the portfolio as it accounted for approximately 5.1% of the total portfolio at period end. In relation to the Fund’s position in Johnson & Johnson, it is important to note the size of the position has been reduced over the last few months to roughly 2.0% of the total portfolio at period end. While we continue to view Johnson & Johnson as a high quality company, we decided to reduce the position as we believe the recent price appreciation in the company’s stock has pushed its valuation to a level that is less attractive relative to other available investment opportunities.

On the other end of the spectrum, a key detractor to the Fund’s performance on an absolute and relative basis was the Fund’s position in Linn Energy LLC (Linn Energy), which generated a negative 16.4% return for the period and accounted for approximately 1.3% of total assets at period end. In July of 2013, the company voluntarily disclosed that the Securities and Exchange Commission (SEC) had commenced a private inquiry into Linn Energy and Linn Co LLC (Linn Co) in relation to the proposed merger with Berry Petroleum Company (Berry) and Linn Energy’s and Linn Co’s use of non-GAAP financials and their hedging strategy among other things. The announcement resulted in a sharp decline in Linn Energy’s stock price, which immediately put the completion of the favorably viewed proposed merger with Berry in doubt. Despite the shock of the announcement, we maintained our investment discipline and carefully reviewed the situation. As we believed the prevailing stock price after the announcement undervalued the business on a stand-alone basis, we made the decision to maintain the Fund’s position in Linn Energy. While the stock continues to trade below where it traded before the announcement, it has gradually recovered since aided by the restructuring of the terms of the merger with Berry, which should allow for the completion of the transaction. Regardless, this remains a position that we will monitor closely.

Other key detractors to performance for the period were the Fund’s positions in Freeport-McMoRan Copper & Gold, Inc. (Freeport McMoRan) and Henderson Land Development Company Limited (Henderson Land). For the period, the Fund’s position in Freeport McMoRan generated a negative 2.3% return and accounted for approximately 3.8% of total assets at period end. As discussed in the previous letter, the company’s performance has been negatively impacted by a decline in copper prices amid concerns of a potential near-term supply glut and the market’s negative reception of the company’s acquisition of the two oil and gas companies: McMoRan Exploration Company and Plains Exploration & Production Company. Over the second half of the period, the company’s stock has recovered as some of these concerns have abated, partially aided by the company’s continued solid operational execution. We remain comfortable with the Fund’s position in Freeport McMoRan as we continue to believe the share price for Freeport McMoRan discounts the company’s long-term prospects. The Fund’s position in Henderson Land generated a return for the period of a negative 7.7% and accounted for approximately 0.2% of total assets at period end.

2	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Letter from the Advisers
November 30, 2013 (Unaudited)

Going forward, we believe the Fund’s portfolio is well positioned to deliver solid long-term returns due to its attractively valued investments in high-quality, defensible businesses. We believe it has become more difficult to find attractive investment opportunities in today’s market as rapid price appreciation over the past year has caused the market to be fairly valued in our opinion. We will remain active in our efforts to identify new investment opportunities, but we will not chase valuations higher. As I have stated in previous letters, our investment philosophy is to invest in good companies at attractive valuations for the long-run. If elevated valuations prevent us from making these investments, we are content to wait until conditions become more favorable. If the market continues to appreciate at its current pace, we believe the Fund should persist in the generation of absolute returns. However, by maintaining investment discipline in the face of rising valuations, the Fund may run the risk of underperforming relative to its benchmarks. This will especially be the case if we believe stock valuations begin to trade at unreasonable premiums to their underlying businesses at which point the Fund may rotate more into cash assets. Regardless of the market environment, we will continue to adhere to our investment philosophy as we firmly believe it has the capacity to deliver superior absolute returns over the long-run.

As discussed in prior letters, we are committed to finding better ways to serve the Fund’s stockholders. As part of this commitment, we launched the new website for the Fund in August of 2013. Our goal in designing the new site was to provide, in a single location, current and potential stockholders with relevant and easy to understand information and insight into the Fund, its advisers and the underlying investment philosophy used in the management of the Fund. While we feel the new site has achieved this goal, we will continue to look for ways to make improvements and welcome any feedback you may have.

We have also been working diligently on the aforementioned proposed reorganization. While there is still a lot that needs to be done before the reorganization becomes a reality, we are excited by the progress made to date. We believe reorganizing into one surviving fund will not only benefit the Fund’s stockholders, but will potentially help indirectly reduce the Fund’s share price discount to net asset value per share. While I invite you to review the press release for additional information, there are some key aspects of the reorganization that we think underscore these beliefs.

To begin, we believe the proposed reorganizations represent a common sense approach to managing each of the funds involved. All four of the participating funds are managed by the same portfolio managers, utilize the same investment philosophy, share similar investment objectives and have similarly constructed portfolios. By combining these similarly managed funds, the reorganization would allow for the elimination of certain operational redundancies encountered in managing these four funds separately. As an example, the number of stockholder letters I write each year would be reduced from eight to two as a result of the reorganization. Although I thoroughly enjoy writing these letters, the change would allow me to re-focus my time on activities that we believe could provide greater benefit to the Fund’s stockholders, such as investment research. We expect similar benefits to extend to the board of directors level as the boards of the participating funds would be consolidated into the single board of the surviving fund.

Furthermore, we believe the proposed reorganizations will provide additional benefits in relation to such issues as advisory and administrative fees, individual position concentrations, secondary market liquidity and market visibility among others. In connection with the proposed reorganizations, stockholders will be asked to approve, among other things and depending on the

Annual Report | November 30, 2013	3

Letter from the Advisers	Boulder Growth & Income Fund, Inc.
November 30, 2013 (Unaudited)

fund in which they own shares, changes to charter documents, fundamental investment policies, and new investment advisory agreements, which are described in greater detail in the press release and in the forthcoming joint proxy statement/prospectus. As part of these proposals, the new investment advisory agreements provide for a reduction of the current advisory fee rate.

Likewise, the surviving fund is expected to benefit from lower total administration fees than currently paid for by the four funds on a standalone basis due to the triggering of existing fee reduction breakpoints. In addition, we expect the surviving fund to have fewer large individual position concentrations than currently experienced by the Fund on a standalone basis. We also expect that secondary market liquidity may increase as a result of the proposed reorganizations as the surviving fund will benefit from a larger asset and share base. We further believe the reorganization should result in an increase in overall market visibility as the surviving fund is expected to have total assets in excess of $1.1 billion.

It is our hope that the combination of the advisory fee reduction, the decrease in large individual position concentrations, the potential increase in secondary market liquidity, any improvement in market visibility and other related effects of the proposed reorganization will help narrow the share price discount to net asset value per share of the surviving fund. This is predicated on the belief that these expected changes should give the surviving fund access to a larger universe of potential investors, which may result in an increase in overall investment interest for the surviving fund as compared to the aggregate interest in the four participating funds on a standalone basis.

We understand that, in the course of their review of the reorganizations, the funds’ boards have considered potential benefits such as those described above, as well as reductions in issuer concentrations, narrowing of discounts and consolidation of advisory service arrangements. We also understand that the boards have considered potential disadvantages associated with the reorganizations, including the possibility of portfolio rebalancing and the attendant transaction costs.

Again, there is still work to be done and many hurdles to be cleared before the proposed reorganization can become a reality. As we believe the reorganization represents an important step forward in our efforts to better serve the Fund’s stockholders and address the Fund’s share price discount, we will continue to work diligently towards its implementation. I encourage you all to take the time to thoroughly review all the relevant information related to the reorganization as it becomes available and come to your own conclusion. We hope you will view it as favorably as we do.

In the meantime, I would like to wish you all the best in the New Year and I look forward to writing you again soon.

Sincerely,

Brendon Fischer, CFA

Portfolio Manager

January 7, 2013

4	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Letter from the Advisers
November 30, 2013 (Unaudited)

The views and opinions in the preceding commentary are as of the date of this letter and are subject to change at any time. The author does not assume any obligation to update any facts, statements or opinions in this letter. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Portfolio weightings and other figures in the foregoing commentary are provided as of period-end, unless otherwise stated.

This letter is not intended to, and does not, constitute an offer to sell, or solicitation of an offer to buy, shares of the Fund.; nor is this letter intended to solicit a proxy from any stockholder of any of the aforementioned funds. Such solicitations will only be made by a final, effective registration statement, which includes a definitive Joint Proxy Statement/Prospectus (the “Registration Statement”), after the Registration Statement is declared effective by the SEC.

INVESTORS AND SECURITY HOLDERS OF THE FUND ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE REORGANIZATIONS AND OTHER PROPOSALS TO BE CONSIDERED AT THE SPECIAL MEETING. INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND EXPENSES OF THE SURVIVING FUND CAREFULLY. THE JOINT PROXY STATEMENT/PROSPECTUS WILL CONTAIN INFORMATION WITH RESPECT TO THE INVESTMENT OBJECTIVES, RISKS AND EXPENSES OF THE FUNDS AND OTHER IMPORTANT INFORMATION ABOUT THE FUNDS.

The Joint Proxy Statement/Prospectus will not constitute an offer to sell securities, nor will it constitute a solicitation of an offer to buy securities, in any state where such offer or sale is not permitted.

Security holders may obtain free copies of the Joint Proxy Statement/Prospectus and other documents (when they become available) filed with the SEC at the SEC’s web site at www.sec.gov. In addition, free copies of the Joint Proxy Statement/Prospectus and other documents filed with the SEC may also be obtained after effectiveness of the Registration Statement by calling (877) 561-7914.

Note to Stockholders on the Fund’s Discount. As most stockholders are aware, the Fund’s shares presently trade at a significant discount to net asset value. The Fund’s board of directors is aware of this, monitors the discount and periodically reviews the limited options available to mitigate the discount. In addition, there are several factors affecting the Fund’s discount over which the board and management have little control. In the end, the market sets the Fund’s share price. For long-term stockholders of a closed-end fund, we believe the Fund’s discount should only be one of many factors taken into consideration at the time of your investment decision.

Note to Stockholders on Leverage. The Fund is currently leveraged through a credit facility. The Fund may utilize leverage to seek to enhance the returns for its stockholders over the long-term; however, this objective may not be achieved in all interest rate environments. Leverage creates certain risks for stockholders, including the likelihood of greater volatility of the Fund’s NAV and market price. There are certain risks associated with borrowing through a line of credit, including, but not limited to risks associated with purchasing securities on margin. In addition, borrowing

Annual Report | November 30, 2013	5

Letter from the Advisers	Boulder Growth & Income Fund, Inc.
November 30, 2013 (Unaudited)

through a line of credit subjects the Fund to contractual restrictions on its operations and requires the Fund to maintain certain asset coverage ratios on its outstanding indebtedness.

Note to Stockholders on Concentration of Investments. The Fund’s investment advisers feel it is important that stockholders be aware that the Fund is highly concentrated in a small number of positions. Concentrating investments in a fewer number of securities may involve a degree of risk that is greater than a fund which has less concentrated investments spread out over a greater number of securities.

6	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Financial Data
November 30, 2013 (Unaudited)

	Per Share of Common Stock
	Net Asset Value	Market Price	Dividend Paid
11/30/12	$ 8.54	$ 6.53	$ 0.00
12/31/12	8.32	6.33	0.29 *
1/31/13	8.88	6.97	0.00
2/28/13	9.03	6.96	0.00
3/31/13	9.31	7.33	0.00
4/30/13	9.45	7.29	0.00
5/31/13	9.78	7.56	0.00
6/30/13	9.55	7.44	0.00
7/31/13	9.90	7.76	0.06 **
8/31/13	9.44	7.49	0.00
9/30/13	9.72	7.63	0.00
10/31/13	9.98	7.88	0.00
11/30/13	10.12	7.92	0.00

*	This distribution consisted of $0.14 per share net investment income and $0.15 per share net realized capital gains, all of which was classified as long term capital gains.
**	This distribution consisted of $0.02 per share net investment income and $0.04 per share net realized capital gains, all of which was classified as long term capital gains.

INVESTMENTS AS A % OF TOTAL NET ASSETS AVAILABLE TO COMMON STOCK

Annual Report | November 30, 2013	7

Portfolio of Investments	Boulder Growth & Income Fund, Inc.
November 30, 2013

Shares	Description	Value (Note 1)

LONG TERM INVESTMENTS 105.0%
DOMESTIC COMMON STOCK 84.1%
Banks 4.7%
277,408	Wells Fargo & Co.(1)	$12,211,500

Construction Machinery 1.0%
30,700	Caterpillar, Inc.(1)(2)	2,597,220

Diversified 32.7%
466	Berkshire Hathaway, Inc., Class A*(1)(2)	81,433,500
25,000	Berkshire Hathaway, Inc., Class B*(1)	2,913,250

		84,346,750
Diversified Financial Services 7.0%
35,000	American Express Co.(1)	3,003,000
12,900	Franklin Resources, Inc.(1)	714,531
251,250	JPMorgan Chase & Co.(1)	14,376,525

		18,094,056
Environmental Control 0.4%
30,000	Republic Services, Inc.(1)	1,047,300

Healthcare Products & Services 2.3%
61,000	Johnson & Johnson(1)	5,774,260

Manufacturing 0.6%
12,000	3M Co.(1)	1,602,120

Mining 4.2%
312,350	Freeport-McMoRan Copper & Gold, Inc.(1)	10,835,422

Oil & Gas 1.9%
22,200	Chevron Corp.(1)	2,718,168
32,500	Phillips 66(1)	2,262,325

		4,980,493
Pharmaceuticals 0.4%
20,000	Merck & Co., Inc.(1)	996,600

Registered Investment Companies (RICs) 6.1%
770,270	Cohen & Steers Infrastructure Fund, Inc.	15,482,427
18,726	RMR Real Estate Income Fund	329,952

		15,812,379
Retail 10.4%
132,400	Kohl’s Corp.(1)	7,319,072
240,000	Wal-Mart Stores, Inc.(1)	19,442,400

		26,761,472

8	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Portfolio of Investments
November 30, 2013

Shares	Description	Value (Note 1)

Software & Services 6.5%
48,100	International Business Machines Corp.(1)	$8,642,608
229,400	Oracle Corp.	8,095,526

		16,738,134
Technology, Hardware & Equipment 4.9%
520,100	Cisco Systems, Inc.(1)	11,052,125
23,000	Harris Corp.(1)	1,483,730

		12,535,855
Tobacco Products 1.0%
45,000	Altria Group, Inc.(1)	1,664,100
10,800	Philip Morris International, Inc.(1)	923,832

		2,587,932
TOTAL DOMESTIC COMMON STOCK (Cost $134,507,162)		216,921,493

FOREIGN COMMON STOCK 11.5%
Beverages 3.8%
120,000	Heineken Holding NV	7,556,051
31,663	Heineken NV	2,152,485

		9,708,536
Iron/Steel 0.3%
9,000	POSCO, ADR	697,410

Oil & Gas 0.9%
18,000	Total SA, Sponsored ADR	1,085,760
26,400	Transocean Ltd.(1)	1,330,032

		2,415,792
Pharmaceuticals 1.2%
14,500	Sanofi	1,533,658
30,000	Sanofi, ADR	1,584,900

		3,118,558
Real Estate 3.6%
283,900	Cheung Kong Holdings, Ltd.	4,489,637
114,950	Henderson Land Development Co., Ltd.	672,422
2,110,000	Midland Holdings, Ltd.	936,260
650,000	Wheelock & Co., Ltd.	3,165,087

		9,263,406
Real Estate Investment Trusts (REITs) 1.7%
5,028,490	Kiwi Income Property Trust	4,540,933

TOTAL FOREIGN COMMON STOCK (Cost $20,437,213)		29,744,635

Annual Report | November 30, 2013	9

Portfolio of Investments	Boulder Growth & Income Fund, Inc.
November 30, 2013

Shares	Description	Value (Note 1)

LIMITED PARTNERSHIPS 5.1%
150,200	Enterprise Products Partners L.P.(1)	$9,458,094
123,000	Linn Energy LLC(1)	3,741,660

		13,199,754
TOTAL LIMITED PARTNERSHIPS (Cost $11,554,517)		13,199,754

HEDGE FUNDS 4.3%
	Ithan Creek Partners L.P.*(3)(4)	11,219,277

TOTAL HEDGE FUNDS (Cost $5,000,000)		11,219,277

TOTAL LONG TERM INVESTMENTS (Cost $171,498,892)		271,085,159

SHORT TERM INVESTMENTS 4.6%
MONEY MARKET FUNDS 4.6%
11,781,114	Dreyfus Treasury & Agency Cash Management Money Market Fund, Institutional Class, 7-Day Yield - 0.014%	11,781,114

TOTAL MONEY MARKET FUNDS (Cost $11,781,114)		11,781,114

TOTAL SHORT TERM INVESTMENTS (Cost $11,781,114)		11,781,114

TOTAL INVESTMENTS 109.6% (Cost $183,280,006)		282,866,273

LEVERAGE FACILITY (9.7%)		(25,042,860)

OTHER ASSETS AND LIABILITIES 0.1%		151,240

TOTAL NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS 100.0%		$257,974,653

*	Non-income producing security.
(1)	Pledged security; a portion or all of the security is pledged as collateral for borrowings as of November 30, 2013. (See Note 12).
(2)	Loaned security; a portion or all of the security is on loan as of November 30, 2013. (See Note 12).

10	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Portfolio of Investments
November 30, 2013

(3)

Fair valued security under procedures established by the Fund’s Board of Directors. Total value of fair valued security as of November 30, 2013 was $11,219,277 or 4.3% of Total Net Assets Available to Common Stockholders.

(4)	Restricted Security; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. (See Note 10).

Percentages are stated as a percent of the Total Net Assets Available to Common Stockholders.

Common Abbreviations:
ADR - American Depositary Receipt.
LLC - Limited Liability Company.
L.P. - Limited Partnership.
Ltd. - Limited.
NV - Naamloze Vennootchap is the Dutch term for a public limited liability corporation.
SA - Generally designates corporations in various countries, mostly those employing the civil law.
This translates literally in all languages mentioned as anonymous company.

Regional Breakdown as a % of Total Net Assets Available to Common Stockholders
United States	98.1%
Netherlands	3.8%
Hong Kong	3.6%
New Zealand	1.7%
France	1.6%
Switzerland	0.5%
South Korea	0.3%
Leverage Facility	(9.7)%
Other Assets and Liabilities	0.1%

See accompanying notes to financial statements.

Annual Report | November 30, 2013	11

Statement of Assets and Liabilities	Boulder Growth & Income Fund, Inc.
November 30, 2013

ASSETS:
Investments, at value (Cost $183,280,006) (Note 1)	$282,866,273
Foreign currency, at value (Cost $126,341)	128,365
Dividends and interest receivable	375,708
Prepaid expenses and other assets	15,077

Total Assets	283,385,423

LIABILITIES:
Loan payable (Note 12)	25,042,860
Investment co-advisory fees payable (Note 2)	265,975
Administration and co-administration fees payable (Note 2)	50,526
Legal fees payable	16,387
Audit fees payable	12,851
Printing fees payable	8,705
Custody fees payable	4,286
Interest due on loan payable (Note 12)	2,692
Directors’ fees and expenses payable (Note 2)	749
Accrued expenses and other payables	5,739

Total Liabilities	25,410,770

TOTAL NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$257,974,653

NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS) CONSIST OF:
Par value of common stock (Note 4)	$254,956
Paid-in capital in excess of par value of common stock	149,216,836
Overdistributed net investment income	(1,792,252)
Accumulated net realized gain on investments sold and foreign currency related transactions	10,707,740
Net unrealized appreciation on investments and foreign currency translation	99,587,373

TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$257,974,653

Net Asset Value, $257,974,653/25,495,585 common stock outstanding	$10.12

See accompanying notes to financial statements.

12	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Statement of Operations
For the Year Ended November 30, 2013

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes $81,083)	$5,713,834
Securities lending income	10,619
Interest and other income	403

Total Investment Income	5,724,856

EXPENSES:
Investment co-advisory fees (Note 2)	3,306,691
Administration and co-administration fees (Note 2)	571,402
Interest on loan (Note 12)	152,687
Legal fees	104,803
Directors’ fees and expenses (Note 2)	89,311
Audit fees	40,351
Insurance expense	37,555
Custody fees	31,106
Printing fees	28,155
Transfer agency fees	27,975
Preferred stock broker commissions and auction agent fees	9,964
Other	54,978

Total Expenses	4,454,978
Less fees waived by investment advisers	(245,726)

Net Expenses	4,209,252

Net Investment Income	1,515,604

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	10,365,819
Foreign currency related transactions	(13,646)

10,352,173

Net change in unrealized appreciation/(depreciation) on:
Investment securities	37,542,692
Foreign currency related translation	(14,738)

37,527,954

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	47,880,127

PREFERRED STOCK TRANSACTIONS:
Distributions from net investment income	(6,532)
Distributions from long-term capital gain	(212,680)

Total Preferred Stock Transactions	(219,212)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$49,176,519

See accompanying notes to financial statements.

Annual Report | November 30, 2013	13

Statements of Changes in Net Assets	Boulder Growth & Income Fund, Inc.

	For the Year Ended November 30, 2013	For the Year Ended November 30, 2012

OPERATIONS:
Net investment income	$1,515,604	$2,643,409
Net realized gain on investment securities and foreign currency related transactions	10,352,173	4,312,251
Net change in unrealized appreciation on investment securities and foreign currency translations	37,527,954	25,896,126

	49,395,731	32,851,786

PREFERRED STOCK TRANSACTIONS (NOTE 5):
Distributions from net investment income	(6,532)	(181,984)
Distributions from long-term capital gain	(212,680)	(269,475)

Total Preferred Stock Transactions	(219,212)	(451,459)

Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	49,176,519	32,400,327

DISTRIBUTIONS: COMMON STOCK (NOTE 9):
From net investment income	(4,006,121)	(254,956)
From net realized capital gains	(4,826,314)	(2,549,559)

Total Distributions: Common Stock	(8,832,435)	(2,804,515)

REDEMPTION OF TAXABLE AUCTION MARKET PREFERRED STOCK (PAR VALUE)	(25,000,000)	–
NET ASSETS:
Beginning of year	242,630,569	213,034,757

End of year (including (overdistributed)/undistributed net investment income of $(1,792,252) and $3,529,008, respectively)	257,974,653	242,630,569

Taxable Auction Market Preferred Stock, Par Value	–	(25,000,000)

Net Assets Applicable to Common Stockholders	$257,974,653	$217,630,569

See accompanying notes to financial statements.
14	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Statement of Cash Flows
For the Year Ended November 30, 2013

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations excluding dividends on Auction Preferred Shares	$49,395,731
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(26,109,219)
Proceeds from disposition of investment securities	33,096,173
Net purchases of short-term investment securities	(2,351,340)
Net realized gain from investment securities	(10,365,819)
Net realized loss on foreign currency related transactions	13,646
Net change in unrealized appreciation on investment securities	(37,542,692)
Net change in unrealized depreciation on foreign currency related transactions	14,738
Decrease in dividends and interest receivable	107,989
Decrease in prepaid expenses and other assets	12,787
Increase in interest due on loan payable	2,692
Increase in co-advisory fees payable	40,339
Decrease in audit fees payable	(29,464)
Decrease in legal fees payable	(2,526)
Increase in administration and co-administration fees payable	7,034
Decrease in printing fees payable	(4,019)
Increase in payable for directors’ fees and expenses payable	174
Decrease in rating agency fees payable	(15,095)
Decrease in custody fees payable	(12,308)
Decrease in accrued expenses and other payables	(2,729)

Net Cash Provided by Operating Activities	6,256,092

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash provided by loan	25,042,860
Cash distributions paid on Common Stock	(8,832,435)
Cash distributions paid on Auction Preferred Shares	(257,560)
Retirement of Auction Preferred Shares	(25,000,000)

Net Cash Used in Financing Activities	(9,047,135)

Effect of exchange rates on cash	(28,384)

Net decrease in cash	(2,819,427)
Cash and foreign currency, beginning balance	2,947,792

Cash and foreign currency, ending balance	$128,365

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for interest on loan during the period was $149,995.

See accompanying notes to financial statements.
Annual Report | November 30, 2013	15

Financial Highlights	Boulder Growth & Income Fund, Inc.

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE:
Net asset value - Beginning of Year
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations
PREFERRED STOCK TRANSACTIONS
Distributions from net investment income
Distributions from tax return of capital
Distributions from long-term capital gains
Total Preferred Stock Transactions
Net Increase from Operations Applicable to Common Stock
DISTRIBUTIONS: COMMON STOCK
Distributions from net investment income
Distributions from net realized capital gains
Total Distributions Paid to Common Stockholders
Net Increase/(Decrease) in Net Asset Value
Common Share Net Asset Value - End of Year
Common Share Market Value - End of Year
Total Return, Common Share Net Asset Value(c)
Total Return, Common Share Market Value(c)
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS:(d)
Ratio of operating expenses to average net assets including waiver
Ratio of operating expenses to average net assets excluding waiver
Ratio of net investment income to average net assets including waiver
Ratio of net investment income/(loss) to average net assets excluding waiver
SUPPLEMENTAL DATA:
Portfolio turnover rate
Net Assets Applicable to Common Stockholders, End of Year (000’s)
Number of Common Shares Outstanding, End of Year (000’s)
Ratio of Net Operating Expenses including waiver, when applicable, to Total Average Net Assets including AMPS(d)*

Borrowings at End of Period
Aggregate Amount Outstanding (000s)
Asset Coverage Per $1,000 (000s)

16	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Financial Highlights

For the Year Ended November 30, 2013	For the Year Ended November 30, 2012		For the Year Ended November 30, 2011	For the Year Ended November 30, 2010	For the Year Ended November 30, 2009

$8.54	$7.38		$7.46	$6.68	$5.90

0.06	0.10		0.05	0.04	(0.02)
1.88	1.19		(0.02)	0.76	0.82
1.94	1.29		0.03	0.80	0.80

(0.00) (b)	(0.01)		(0.00) (b)	(0.01)	(0.01)
–	–		–	–	(0.01)
(0.01)	(0.01)		(0.01)	(0.01)	–
(0.01)	(0.02)		(0.01)	(0.02)	(0.02)
1.93	1.27		0.02	0.78	0.78

(0.16)	(0.01)		(0.01)	–	–
(0.19)	(0.10)		(0.09)	–	–
(0.35)	(0.11)		(0.10)	–	–
1.58	1.16		(0.08)	0.78	0.78
$10.12	$8.54		$7.38	$7.46	$6.68
$7.92	$6.53		$5.89	$6.20	$5.63
24.5%	17.9	%(e)	0.5%	11.7%	13.2%
27.5%	12.9%		(3.5)%	10.1%	29.4%

1.74%	3.17%		N/A	N/A	N/A
1.84%	3.28%		2.40%	2.19%	2.08%
0.62%	1.22%		N/A	N/A	N/A
0.52%	1.11%		0.54%	0.44%	(0.39)%

11%	20%		6%	5%	22%
$257,975	$217,631		$188,035	$190,293	$170,321
25,496	25,496		25,496	25,496	25,496

N/A	2.83%		2.12%	1.93%	1.79%

$25,043	N/A		N/A	N/A	N/A
$11,301	N/A		N/A	N/A	N/A

See accompanying notes to financial statements.
Annual Report | November 30, 2013	17

Financial Highlights	Boulder Growth & Income Fund, Inc.

*	Taxable Auction Market Preferred Shares (“AMPS”).
(a)	Calculated based on the average number of common shares outstanding during each fiscal period.
(b)	Amount represents less than $0.01 per common share.
(c)

Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan.

(d)

Ratios do not include the effect of dividends to preferred stockholders. Also, these ratios do not reflect the proportionate share of income and expenses of the underlying investee funds (i.e. those listed under Hedge Funds on the Portfolio of Investments).

(e)	Total return includes an increase from payment by affiliates classified as litigation income. Excluding such item, the total return would have been decreased by 0.60%.

The table below sets out information with respect to Taxable Auction Market Preferred Stock.(1)(2)

	Par Value (000)		Total Shares Outstanding (000)	Asset Coverage Per Share(3)		Involuntary Liquidating Preference Per Share(4)

11/30/13	$	N/A	N/A	$	N/A	$	N/A
11/30/12		25,000	1.00		242,669		25,000
11/30/11		25,000	1.00		213,059		25,000
11/30/10		25,000	1.00		215,316		25,000
11/30/09		25,000	1.00		195,343		25,000

(1)	See Note 5 in Notes to Financial Statements.
(2)	The AMPS issued by the fund were fully redeemed at par value on April 23, 2013.
(3)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing by the number of AMPS outstanding.
(4)	Excludes accumulated undeclared dividends.

See accompanying notes to financial statements.
18	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
November 30, 2013

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

Boulder Growth & Income Fund, Inc. (the “Fund” or “BIF”), is a non-diversified, closed-end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The most critical estimates reflected in the financial statements relate to securities whose fair values have been estimated by management in the absence of readily determinable fair values. Actual results could differ from those estimates.

Portfolio Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent pricing services, principal market makers, or other independent sources. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

The Fund’s Board of Directors (the “Board”) has delegated to the advisers, through approval of the appointment of the members of the advisers’ Valuation Committee, the responsibility of determining the fair value of any security or financial instrument owned by the Fund for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the advisers, does not represent fair value (“Fair Value Securities”). The advisers use a third-party pricing consultant to assist the advisers in analyzing, developing, applying and documenting a methodology with respect to certain Fair Value Securities. The advisers and their valuation consultant, as appropriate, use valuation techniques that utilize both observable and unobservable inputs. In such circumstances, the Valuation Committee of the advisers are responsible for (i) identifying Fair Value Securities, (ii) analyzing the Fair Value Security and developing, applying and documenting a methodology for valuing Fair Value Securities, and (iii) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The appointment of any officer or employee of the advisers to the Valuation Committee shall be promptly reported to the Board and ratified by the Board at its next regularly scheduled meeting. The advisers are responsible for reporting to the Board, on a quarterly basis, valuations and certain findings with respect to the Fair Value Securities. Such valuations and findings are reviewed by the entire Board on a quarterly basis.

Annual Report | November 30, 2013	19

Notes to Financial Statements	Boulder Growth & Income Fund, Inc.
November 30, 2013

The Fund’s investment in an unregistered pooled investment vehicle (“Hedge Fund”) is valued, as a practical expedient, at the most recent estimated net asset value periodically determined by the Hedge Fund manager according to such manager’s policies and procedures based on valuation information reasonably available to the Hedge Fund manager at that time (adjusted for estimated expenses and fees accrued to the Fund since the last valuation date); provided, however, that the advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If the Hedge Fund does not report a value to the Fund on a timely basis, the fair value of the Hedge Fund shall be based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. The frequency and timing of receiving valuations for the Hedge Fund investment is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under certain circumstances. If the Fund determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Fund uses outside pricing services to provide it with closing prices. The advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Fund uses adjusted prices, the Fund will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

Level 1 —	Unadjusted quoted prices in active markets for identical investments
Level 2 —	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

20	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
November 30, 2013

The following is a summary of the inputs used as of November 30, 2013 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Domestic Common Stock	$216,921,493	$–	$–	$216,921,493
Foreign Common Stock	29,744,635	–	–	29,744,635
Limited Partnerships	13,199,754	–	–	13,199,754
Hedge Funds	–	–	11,219,277	11,219,277
Short Term Investments	11,781,114	–	–	11,781,114

TOTAL	$271,646,996	$–	$11,219,277	$282,866,273

*	For detailed descriptions, see the accompanying Portfolio of Investments.

The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period. During the year ended November 30, 2013, there were no transfers between Levels 1, 2, or 3 securities.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities*
Boulder Growth & Income Fund	Hedge Funds	Total

Balance as of November 30, 2012	$8,353,236	$8,353,236
Change in Unrealized Appreciation	2,866,041	2,866,041

Balance as of November 30, 2013	$11,219,277	$11,219,277

Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at November 30, 2013	$2,866,041	$2,866,041

*	For detailed descriptions, see the accompanying Portfolio of Investments.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date or for certain foreign securities when the information becomes available to the Fund. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis using the interest method.

Annual Report | November 30, 2013	21

Notes to Financial Statements	Boulder Growth & Income Fund, Inc.
November 30, 2013

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded in the Fund’s following year.

Use of Estimates: The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America, which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk under Note 6.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions, and the difference between the amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Dividends and Distributions to Stockholders: It is the Fund’s policy to distribute substantially all net investment income and net realized gains to stockholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The stockholders of Taxable Auction Market Preferred Stock (“AMPS”) were previously entitled to receive cumulative cash dividends as declared by the Fund’s Board. Distributions to stockholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to stockholders at least annually. Any net realized long-term capital gains may be distributed to stockholders at least annually or may be retained by the Fund as determined by the Fund’s Board. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund’s stockholders as a credit against their own tax liabilities.

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to

22	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
November 30, 2013

other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Federal Income Tax: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As of and during the year ended November 30, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 2. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Boulder Investment Advisers, L.L.C. (“BIA”) and Stewart Investment Advisers (“SIA”) serve as co-investment advisers to the Fund (the “Advisers”). The Fund pays the Advisers a monthly fee (the “Advisory Fee”) at an annual rate of 1.25% of the value of the Fund’s average monthly total net assets plus the principal amount of leverage, if any (“Net Assets”). Effective December 1, 2011, BIA and SIA agreed to waive 0.10% of the Advisory Fee such that the Advisory Fee will be calculated at the annual rate of 1.15% of Net Assets. The fee waiver agreement has a one-year term and is renewable annually. The Advisers renewed the fee waiver for an additional one year term as of December 1, 2012.

For the fiscal year ended November 30, 2013, the Fund made net cash payments for advisory fees to BIA and SIA in the amounts of $1,033,787 and $2,027,431, respectively.

The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company (“EALLC”), and the Lola Brown Trust No. 1B (the “Lola Trust”), each of which is considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. The equity owner of SIA is the Stewart West Indies Trust. SIA and BIA are considered “affiliated persons”, as that term is defined in the 1940 Act, of the Fund and Fund Administrative Services, LLC (“FAS”). Prior to October 1, 2013 SIA received a monthly fee equal to 75% of the fees earned by the Advisers, and BIA received 25% of the fees earned by the Advisers. As of October 1, 2013 SIA receives 25% of the fees earned by the Advisers and BIA receives 75% of the fees earned by the Advisers.

FAS serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund. The Fund pays FAS a

Annual Report | November 30, 2013	23

Notes to Financial Statements	Boulder Growth & Income Fund, Inc.
November 30, 2013

monthly fee, calculated at an annual rate of 0.20% of the value of the Fund’s Net Assets up to $100 million, and 0.15% of the Fund’s Net Assets over $100 million. Notwithstanding, FAS has agreed to cap the Fund’s total administration costs at 0.30% (including administration, co-administration, transfer agent and custodian fees). As such, FAS has agreed to waive a portion of its fee based on Net Assets should the total monthly administration expenses exceed 0.30%. As the Fund’s total monthly administration costs did not exceed 0.30% during the year ended November 30, 2013, there was no fee waiver for that period. The equity owners of FAS are EALLC and the Lola Trust.

As BIA, SIA and FAS are considered affiliates of the Fund, as the term is defined in the 1940 Act, agreements between the Fund and those entities are considered affiliated transactions.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly. Fees paid to ALPS are calculated based on combined Net Assets of the Fund, and the following affiliates of the Fund: Boulder Total Return Fund, Inc., The Denali Fund Inc., and First Opportunity Fund, Inc. (the “Fund Group”). ALPS receives the greater of the following, based on combined Net Assets of the Fund Group: an annual minimum fee of $460,000, or an annualized fee of 0.045% on Net Assets up to $1 billion, an annualized fee of 0.03% on Net Assets between $1 and $3 billion, and an annualized fee of 0.02% on Net Assets above $3 billion.

The Fund pays each member of the Board (a “Director”) who is not a director, officer, employee, or affiliate of the Advisers, FAS, or any of their affiliates a fee of $8,000 per annum, plus $3,000 for each in-person meeting, $500 for each audit committee meeting, $500 for each nominating committee meeting, and $500 for each telephonic meeting of the Board. The lead independent director of the Board receives $1,000 per meeting. The chairman of the audit committee receives an additional $1,000 per meeting. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s custodian. Computershare Shareowner Services (“Computershare”) serves as the Fund’s common stock servicing agent, dividend-paying agent and registrar. As compensation for BNY Mellon’s and Computershare’s services, the Fund pays each a monthly fee plus certain out-of-pocket expenses.

Deutsche Bank Trust Company Americas (“Auction Agent”), a wholly owned subsidiary of Deutsche Bank AG, served as the Fund’s Preferred Stock transfer agent, registrar, dividend disbursing agent and redemption agent until the redemption of the shares on April 23, 2013.

NOTE 3. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short term securities during the year ended November 30, 2013 were $27,150,306 and $33,840,947, respectively.

NOTE 4. CAPITAL

At November 30, 2013, 249,990,000 of $0.01 par value common stock (the “Common Stock”) were authorized, of which 25,495,585 were outstanding.

24	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
November 30, 2013

Transaction in common stock were as follows:

	For the Year Ended November 30, 2013	For the Year Ended November 30, 2012
Common Stock outstanding - beginning of period	25,495,585	25,495,585

Common Stock outstanding - end of period	25,495,585	25,495,585

NOTE 5. TAXABLE AUCTION MARKET PREFERRED STOCK

The Fund’s Articles of Incorporation authorize the issuance of up to 10,000 shares of $0.01 par value Taxable Auction Market Preferred Stock. On October 17, 2005, the Fund issued 1,000 AMPS. AMPS are senior to Common Stock and result in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to common stockholders. Dividends on the AMPS are cumulative. The Fund’s AMPS had a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon (“Liquidation Value”) and had no mandatory retirement date.

On April 10, 2013 all outstanding AMPS issued by the Fund were redeemed at par.

The Fund obtained alternative financing to provide new funding in order to redeem the AMPS and provide leverage to the Fund going forward. See Note 12- Line of Credit, for further information on the borrowing facility used by the Fund during the year ended, and as of, November 30, 2013.

An auction of the AMPS was generally held every 28 days. Existing stockholders could submit an order to hold, bid or sell shares on each auction date. AMPS stockholders could also trade shares in the secondary market. In February 2008, the auction preferredshares market for closed-end funds became illiquid resulting in failed auctions for the AMPS. As a result of the failed auctions, the Fund paid dividends at the maximum rate (set forth in the Fund’s Articles Supplementary, the governing document for the AMPS), which prior to July 12, 2012, was set at the greater of 1.25% of 30-day LIBOR or 30-day LIBOR plus 125 basis points.On July 12, 2012, Moody’s Investors Service (“Moody’s”), one of two nationally recognized statistical rating organizations currently rating the Fund’s AMPS, announced that it had downgraded the AMPS from Aaa to A1. This action occurred following a review by Moody’s of its ratings of the securities of all closed-end registered investment companies, which was undertaken in conjunction with the adoption of changes to the methodology Moody’s uses to rate securities issued by closed-end funds. The Fund’s AMPS continued to have a credit rating in the highest rating category from Fitch Ratings. As a result of the downgrade by Moody’s of the Fund’s AMPS, the maximum rate was set at the greater of 2.00% of 30-day LIBOR, or 30-day LIBOR plus 200 basis points.

The Fund was subject to certain limitations and restrictions while AMPS were outstanding. Failure to comply with these limitations and restrictions could have precluded the Fund from declaring any dividends or distributions to common stockholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at their liquidation value. Specifically, the Fund was required under the Fund’s Articles Supplementary and the 1940 Act to maintain certain asset coverage with respect to the outstanding AMPS. The holders of AMPS were entitled to one vote per share and voted with holders of Common Stock as a single class, except that the AMPS voted separately as a class on certain matters, as required by law or the Fund’s charter. The holders of

Annual Report | November 30, 2013	25

Notes to Financial Statements	Boulder Growth & Income Fund, Inc.
November 30, 2013

the AMPS, voting as a separate class, were entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund failed to pay distributions on AMPS for two consecutive years.

For the period from December 1, 2012 to the redemption date of April 23, 2013, distribution rates ranged from 2.20% to 2.22%. The Fund declared distributions to preferred stockholders for the period from December 1, 2012 to April 23, 2013 of $219,212.

In connection with the payment of each AMPS distribution, the Fund paid, through the Auction Agent, a service fee of .05% to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealer’s customers.

NOTE 6. PORTFOLIO INVESTMENTS AND CONCENTRATION

Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks. Common stocks include dividend-paying closed-end funds and REITs. The portion of the Fund’s assets that are not invested in common stocks may be invested in fixed income securities and cash equivalents. The term “fixed income securities” includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

Concentration Risk: The Fund operates as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified” with respect to 50% of the Fund’s portfolio, the Fund must limit the portion of its assets invested in the securities of a single issuer to 5%, measured at the time of purchase. In addition, no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of a smaller number of holdings than that of a more diversified fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly.

As of November 30, 2013 the Fund held more than 25% of its assets in Berkshire Hathaway, Inc., as a direct result of the market appreciation of the issuer since the time of purchase. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of its larger positions than that of a more diversified fund. As a result, the Fund may be subject to a greater risk of loss than a fund that diversifies its investments more broadly.

Effective July 30, 2010, the Fund implemented a Board initiated and approved fundamental investment policy, which prohibits the Fund from investing more than 4% of its total assets (including leverage) in any single issuer at the time of purchase. The Fund’s holdings as of July 30, 2010 were grandfathered into the policy and so any positions already greater than 4% of total assets are exempt from this limitation.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or

26	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
November 30, 2013

regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Changes in Investment Policies: On May 2, 2011, stockholders approved a proposal by the Fund to remove the Fund’s fundamental investment policy requiring the Fund to invest at least 25% of the value of the Fund’s total assets in real estate related companies. As a result, the Fund’s fundamental investment policy was amended to state that the Fund may not invest in the securities of companies conducting their principal business activity in the same industry if, immediately after such investment, the value of its investments in such industry would exceed 25% of the value of its total assets.

Hedge Fund Risk: The Fund invests a portion of its assets in a Hedge Fund. The Fund’s investment in a Hedge Fund is a private entity that is not registered under the 1940 Act and has limited regulatory oversight and disclosure obligations. In addition, the Hedge Fund invests in and actively trades securities and other financial instruments using different strategies and investment techniques, which involve significant risks. These strategies and techniques may include, among others, leverage, employing various types of derivatives, short selling, securities lending, and commodities’ trading. Hedge funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Hedge Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility. These and other risks associated with hedge funds may cause the Fund’s net asset value to be more volatile and more susceptible to the risk of loss than that of other funds with a different investment strategy.

NOTE 7. SIGNIFICANT STOCKHOLDERS

On November 30, 2013, trusts and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 8,638,905 shares of Common Stock of the Fund, representing approximately 33.88% of the total Common Stock outstanding. Stewart R. Horejsi is the Chief Investment Officer of BIA and SIA and is a portfolio manager of the Fund. Entities affiliated with Mr. Horejsi and the Horejsi family also own the Advisers and FAS.

NOTE 8. SHARE REPURCHASE PROGRAM

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time effect redemptions and/or repurchases of its AMPS and/or its Common Stock, in the open market or through private transactions; at the option of the Board and upon such terms as the Board shall determine.

For the year ended November 30, 2013 the Fund did not repurchase any of its Common Stock and purchased and retired all of the 1,000 shares of AMPS at par value. For the year ended November 30, 2012 the Fund did not repurchase any of its own stock.

Annual Report | November 30, 2013	27

Notes to Financial Statements	Boulder Growth & Income Fund, Inc.
November 30, 2013

NOTE 9. TAX BASIS DISTRIBUTIONS AND TAX BASIS INFORMATION

As determined on November 30, 2013, permanent differences resulting primarily from different book and tax accounting for gains and losses on foreign currency, partnership investments, and certain other investments were reclassified at fiscal year-end. These reclassifications had no effect on net increase in net assets resulting from operations, net assets applicable to common stockholders or net asset value per common share outstanding. Permanent book and tax basis differences of $(2,824,211), $2,831,434 and $(7,223) were reclassified at November 30, 2013 among overdistributed net investment income, accumulated net realized gains on investments and paid-in-capital, respectively, for the Fund.

Ordinary income and long-term capital gains are allocated to common stockholders after payment of the available amounts on any outstanding AMPS. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income and long-term capital gains after allocation to any outstanding AMPS, these distributions are treated as a tax return of capital. Additionally, to the extent that the amount distributed on any outstanding AMPS exceeds the amount of available ordinary income and long-term capital gains, these distributions are treated as a tax return of capital. Due to the redemption of the AMPS on April 23, 2013, all ordinary income and long-term capital gains are now allocated to common stockholders.

The character of distributions paid on a tax basis during the years ended November 30, 2013 and November 30, 2012 were as follows:

	For the Year Ended November 30, 2013	For the Year Ended November 30, 2012
Distributions paid from:
Ordinary Income	$4,012,653	$946,852
Long-Term Capital Gains	5,038,994	2,309,122

	$9,051,647	$3,255,974

On November 30, 2013, based on cost of $184,040,284 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $101,310,842, and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $2,484,853, and net appreciation for all foreign currency in which there is an excess of tax cost over value of $1,106, resulting in net unrealized appreciation of $98,827,095.

As of November 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$441,805
Accumulated Capital Gain	10,402,092
Unrealized Appreciation	98,827,095
Other Cumulative Effect of Timing Differences	(1,168,131)

Total	$108,502,861

28	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
November 30, 2013

The difference between book and tax basis distributable earnings is attributable primarily to temporary differences related to mark to market of passive foreign investment companies and partnership book and tax differences.

NOTE 10. RESTRICTED SECURITIES

As of November 30, 2013, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.

Restricted securities as of November 30, 2013 were as follows:

Issuer Description	Acquisition Date	Cost	Value November 30, 2013	Value as Percentage of Net Assets Available to Common Stock November 30, 2013
Ithan Creek Partners, LP	06/02/08	$ 5,000,000	$ 11,219,277	4.3%

NOTE 11. INVESTMENTS IN HEDGE FUNDS

As of November 30, 2013, the Fund had an investment in a Hedge Fund, which is reported on the Portfolio of Investments under the section titled Hedge Funds.

The Hedge Fund seeks to achieve capital appreciation through investment opportunities primarily in the financial services sector, with a particular focus on companies undergoing recapitalizations and sales of distressed assets. The Hedge Fund’s general partner, or investment manager, may, at their discretion, change the Hedge Fund’s investment objective and investment strategy at any time.

Since the investment in the Hedge Fund is not publicly traded, the Fund’s ability to make withdrawals from its investment in the Hedge Fund is subject to certain restrictions. These restrictions include notice requirements for withdrawals and additional restrictions or charges for withdrawals within a certain time period following initial investment. In addition, there could be circumstances in which such restrictions can include the suspension or delay in withdrawals from the Hedge Fund, or limited withdrawals allowable only during specified times during the year. In certain circumstances the Fund may not make withdrawals that occur within certain periods following the date of admission to the Hedge Fund. As of November 30, 2013, the Fund did not have any investments in Hedge Funds in which a suspension of withdrawals was in effect.

Annual Report | November 30, 2013	29

Notes to Financial Statements	Boulder Growth & Income Fund, Inc.
November 30, 2013

The following table summarizes the Fund’s investment in the Hedge Fund as of November 30, 2013.

Description	% of Net Assets as of 11/30/13	Value as of 11/30/13	Net Unrealized Gain/(Loss) as of 11/30/13	Mgmt fees	Incentive fees	Redemption Period/ Frequency
Ithan Creek Partners, LP	4.3%	$11,219,277	$6,219,277	Annual rate of 1% of net assets	20% of net profits at the end of the measurement period	June 30 upon 60 days’ notice

Total	4.3%	$11,219,277	$6,219,277

The Fund did not have any outstanding unfunded commitments as of November 30, 2013.

NOTE 12. LINE OF CREDIT

On March 19, 2013 the Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allowed the Fund to borrow up to $50,000,000 (“Initial Maximum Commitment”) and a Lending Agreement, as defined below. Borrowings under the Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “Pledged Collateral”). Under the terms of the Agreement, BNP was permitted in its discretion, with 270 calendar days advance notice (the “Notice Period”), to reduce or call the entire Initial Maximum Commitment. Interest on the borrowing is charged at the one month LIBOR (London Inter-bank Offered Rate) plus 0.80% on the amount borrowed.

For the period of April 22, 2013 to November 30, 2013, the average amount borrowed under the Agreement and the average interest rate for the amount borrowed were $25,042,860 and 0.984%, respectively. Due to the short term nature of the Agreement, face value approximates fair value at November 30, 2013. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 1). As of November 30, 2013, the amount of such outstanding borrowings is $25,042,860. The interest rate applicable to the borrowings on November 30, 2013 was 0.968%. As of November 30, 2013, the amount of Pledged Collateral was $125,228,136.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the Pledged Collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to reduce the cost of its borrowings under the Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. The Fund may designate any security within the Pledged Collateral as ineligible to be a Lent Security, provided there are eligible securities within the Pledged Collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities. The Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Securities lending income on the Statement of Operations.

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Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
November 30, 2013

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings. As of November 30, 2013, the value of securities on loan was $8,442,480.

The Board has approved the Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement occurred during the period ended November 30, 2013.

NOTE 13. RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, “Related Disclosures about Offsetting Assets and Liabilities.” The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact ASU No. 2011-11 may have on the financial statement disclosures.

In June 2013, the FASB issued ASU No. 2013-08, “Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements”. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

NOTE 14. FUND MERGER

On November 4, 2013, BIA and SIA announced that the respective directors of BIF, Boulder Total Return Fund, Inc. (“BTF”), The Denali Fund Inc. (“DNY”), First Opportunity Fund, Inc. (“FOFI” and, together with BTF, DNY and BIF, the “Funds”), have approved the reorganization of each of BTF, DNY and the FOFI (the “Target Funds”) into BIF, with BIF continuing as the surviving fund (each, a “Reorganization” and collectively, the “Reorganizations”). The Reorganizations are contingent

Annual Report | November 30, 2013	33

Notes to Financial Statements	Boulder Growth & Income Fund, Inc.
November 30, 2013

upon stockholder approval of each Reorganization and other conditions and contemplate, among other things, the following action:

The assets of the Target Funds will be transferred to, and the liabilities of the Target Funds will be assumed by, BIF in exchange for shares of common stock of BIF (the “BIF Shares”). The BIF Shares will then be distributed to the respective Target Fund stockholders. The net asset value (not market value) of the BIF Shares received by the Target Fund stockholders in the Reorganization will equal the aggregate net asset value (not market value) of the respective Target Fund shares held by such stockholders as of the valuation date.

Certain other actions contemplated by the Reorganizations have been approved by the applicable boards, subject to stockholder approval.

Of these other actions, the following are conditions for the completion of the Reorganizations:

•

An amendment to FOFI’s Articles of Amendment and Restatement eliminating the right of stockholders to demand the fair value of their shares upon reorganization with another registered investment company in a family of investment companies having the same investment adviser or administrator as FOFI (the “FOFI Amendment”); and

•	The elimination of BIF’s fundamental investment policy limiting the ability to invest more than 4% of total assets in any single issuer (the “4% Policy Change”).

The applicable boards also approved the following actions, subject to stockholder approval, which are not conditions for completion of the Reorganizations:

•

Upon effectiveness of the Reorganizations, BIF will adopt new investment advisory agreements. The new agreements will provide for a reduction in the current advisory fee (1.25% with a temporary fee waiver of 0.10%) to a new fee of 1.10% on assets under management up to $1 billion, 1.05% for assets between $1 billion and $1.5 billion, 1.00% for assets between $1.5 billion and $2.0 billion and 0.95% for assets exceeding $2.0 billion (the “Advisory Agreements”); and

•

Upon effectiveness of the Reorganizations, BIF will adopt a new fundamental investment policy for BIF such that it may not invest more than 10% of its net assets in “private funds” (e.g. hedge funds) (the “Hedge Fund Policy Change” and, together with the 4% Policy Change, the “Policy Changes”).

The boards also determined that if the FOFI Amendment is not approved by FOFI stockholders, the Reorganizations, Advisory Agreements and Policy Changes will not be considered or voted upon by the respective stockholders.

It is currently expected that the Reorganizations will be completed in the second quarter of 2014, subject to requisite stockholder approvals and all regulatory requirements and customary closing conditions being satisfied. Prior to consummation of the Reorganizations, each Fund is expected to distribute any remaining net investment income and realized capital gains, if any exists. The

32	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
November 30, 2013

final distribution is in addition to the year-end distributions of net investment income, and capital gains realized, during the current year for each Fund.

NOTE 15. SUBSEQUENT EVENTS

Advisory Fee Waiver: Effective December 1, 2013, the Advisers renewed their agreement to waive 0.10% of the Advisory Fee such that the Advisory Fee will be calculated at the annual rate of 1.15% of Net Assets. The fee waiver agreement has a one-year term and is renewable annually.

Stockholder Distribution for the Fund: On January 10, 2014, the Fund paid a dividend in the amount of $0.39 per share to stockholders of record as of December 31, 2013.

Annual Report | November 30, 2013	33

Report of Independent Registered Public Accounting Firm	Boulder Growth & Income Fund, Inc.

To the Stockholders and Board of Directors of Boulder Growth & Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Boulder Growth & Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of November 30, 2013, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and hedge fund manager. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boulder Growth & Income Fund, Inc. as of November 30, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 27, 2014

34	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Additional Information
November 30, 2013 (Unaudited)

PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) on the Fund’s website at www.boulderfunds.net; (2) on the SEC’s website at www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

The policies and procedures used to determine how to vote proxies relating to portfolio securities held by the Fund are available, without charge, on the Fund’s website located at www.boulderfunds.net, on the SEC’s website at www.sec.gov, or by calling 303-449-0426. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at www.sec.gov.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at www.boulderfunds.net.

PRIVACY STATEMENT

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Board established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or U.S. mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or U.S. mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information

Annual Report | November 30, 2013	35

Additional Information	Boulder Growth & Income Fund, Inc.
November 30, 2013 (Unaudited)

is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

NOTICE TO STOCKHOLDERS

The Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2012:

Qualified Dividend Income:	100%
Dividend Received Deduction:	100%

In early 2013, if applicable, stockholders of record received this information for the distributions paid to them by the Funds during the calendar year 2012 via Form 1099. The Funds will notify stockholders in early 2014 of amounts paid to them by the Funds, if any, during the calendar year 2013.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $5,038,994 as long-term capital gain dividends.

36	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Summary of Dividend Reinvestment Plan
November 30, 2013 (Unaudited)

Registered holders (“Common Stockholders”) of common shares (the “Common Shares”) are automatically enrolled (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) whereupon all distributions of income, capital gains or managed distributions (“Distributions”) are automatically reinvested in additional Common Shares. Common Stockholders who elect to not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholders of record (or if the shares are held in street name or other nominee name, then the nominee) by the custodian, as dividend disbursing agent.

Computershare Shareowner Services (the “Agent”) serves as Agent for each Participant in administering the Plan. After the Fund declares a Distribution, if (1) the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions on the payment date for a Distribution, Participants will be issued Common Shares at the higher of net asset value per Common Share or 95% of the market price per Common Share on the payment date; or if (2) the net asset value per Common Share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent shall apply the amount of such Distribution to purchase Common Shares on the open market and Participants will receive the equivalent in Common Shares valued at the weighted average market price (including brokerage commissions) determined as of the time of the purchase (generally, following the payment date of the Distribution). If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Shares as of the payment date, the purchase price paid by the Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if such Distribution had been paid in Common Shares issued by the Fund. If the Agent is unable to invest the full Distribution amount in purchases in the open market or if the market discount shifts to a market premium during the purchase period than the Agent may cease making purchases in the open market the instant the Agent is notified of a market premium and may invest the uninvested portion of the Distribution in newly issued Common Shares at the net asset value per Common Share at the close of business provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Distribution will be divided by 95% of the market price on the payment date. The Fund will not issue Common Shares under the Plan below net asset value.

There is no charge to Participants for reinvesting Distributions, except for certain brokerage commissions, as described below. The Agent’s fees for the handling of the reinvestment of Distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchase in connection with the reinvestment of Distributions. The automatic reinvestment of Distributions will not relieve Participants of any federal income tax that may be payable on such Distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to Common Stockholders of the Fund.

Participants in the Plan may (i) request a certificate, (ii) request to sell their shares, or (iii) withdraw from the Plan upon written notice to the Agent or by telephone in accordance with the specific procedures and will receive certificates for whole Common Shares and cash for fractional Common Shares.

All correspondence concerning the Plan should be directed to the Agent, Computershare, P.O. Box 30170, College Station, TX, 77842-3170. To receive a full copy of the Fund’s Dividend Reinvestment Plan, please contact the Agent at 1-866-228-4853.

Annual Report | November 30, 2013	37

Board of Directors’ Approval of the Investment Advisory Agreements	Boulder Growth & Income Fund, Inc.
November 30, 2013 (Unaudited)

Discussion Regarding the Board of Directors’ Approval of the Investment Advisory Contracts

Each of the Advisers has entered into an Investment Advisory Agreement with the Fund (the “Advisory Agreements”) pursuant to which the Advisers are jointly responsible for managing the Fund’s assets in accordance with its investment objectives, policies and limitations. The 1940 Act requires that the Board, including a majority of the Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of 1940 Act (the “Independent Directors”), annually approve the terms of the Advisory Agreements. At a regularly scheduled meeting held on November 4, 2013, the Directors, by a unanimous vote (including a separate vote of the Independent Directors), approved the renewal of the Advisory Agreements.

Factors Considered

Generally, the Board considered a number of factors in renewing the Advisory Agreements including, among other things, (i) the nature, extent and quality of services to be furnished by the Advisers to the Fund; (ii) the investment performance of the Fund compared to relevant market indices and the performance of peer groups of closed-end investment companies pursuing similar strategies (the “Peer Group”); (iii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iv) the profitability to the Advisers of their investment advisory relationship with the Fund; (v) the extent to which economies of scale would be realized if the Fund grows and whether fee levels reflect any economies of scale; (vi) support of the Advisers by the Fund’s principal stockholders; (vii) the historical relationship between the Fund and the Advisers; and (viii) the relationship between the Advisers and its affiliated service provider, FAS. The Board also reviewed the ability of the Advisers to provide investment management and supervision services to the Fund, including the background, education and experience of the key portfolio management and operational personnel, the investment philosophy and decision-making process of those professionals, and the ethical standards maintained by the Advisers.

Deliberative Process

To assist the Board in its evaluation of the quality of the Advisers’ services and the reasonableness of the Advisers’ fees under the Advisory Agreements, the Board received a memorandum from independent legal counsel to the Independent Directors discussing the factors generally regarded as appropriate to consider in evaluating investment advisory arrangements and the duties of directors in approving such arrangements. In connection with its evaluation, the Board also requested, and received, various materials relating to the Advisers’ investment services under the Advisory Agreements. These materials included reports and presentations from the Advisers that described, among other things, the Advisers’ organizational structure, financial condition, internal controls, policies and procedures on brokerage practices, soft-dollar commissions and trade allocation, comparative investment performance results, comparative advisory fees, and compliance policies and procedures. The Board also met with representatives of, and received a report prepared by, an independent research firm, Morningstar, Inc. (“Morningstar”), comparing the Fund’s performance and advisory fees and expenses to a group of closed-end funds determined to be most similar to the Fund in each case as determined by Morningstar (the “Peer Group”). The Board also considered information received from the Advisers throughout the year,

38	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Board of Directors’ Approval of the Investment Advisory Agreements
November 30, 2013 (Unaudited)

including investment performance and returns as well as stock price, net asset value and expense ratio reports for the Fund.

In advance of the November 4, 2013 Board meeting, the Independent Directors held two special telephonic meetings with counsel to the Fund and the Independent Directors. One of the principal purposes of the meetings was to discuss the renewal of the Advisory Agreements and to review the materials provided to the Board by the Advisers in connection with the annual review process. The Board held additional discussions at the November 4, 2013 Board meeting, which included a private session among the Independent Directors and their independent legal counsel at which no employees or representatives of the Advisers were present.

The information below summarizes the Board’s considerations in connection with its approval of the Advisory Agreements. In deciding to approve the Advisory Agreements, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Nature, Extent and Quality of the Services Provided; Ability to Provide Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by the Advisers under the Advisory Agreements. Each Adviser’s most recent investment adviser registration form on the Securities and Exchange Commission’s Form ADV was provided to the Board, as were the responses of the Advisers to information requests submitted to the Advisers by the Independent Directors through their independent legal counsel. The Board reviewed and analyzed the materials, which included information about the background, education and experience of the Advisers’ key portfolio management and operational personnel and the amount of attention devoted to the Fund by the Advisers’ portfolio management personnel. The Board was satisfied that the Advisers’ investment personnel would devote an adequate portion of their time and attention to the success of the Fund and its investment strategy. Based on the above factors, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisers, and that the Advisers possessed the ability to continue to provide these services to the Fund in the future.

Investment Performance

The Board considered the investment performance of the Fund since the Advisers were engaged by the Fund in 2002, as compared to both relevant indices and the performance of the Peer Group. The Board noted that based on its net asset value performance, the Fund outperformed the Standard & Poor’s 500 Index (the “S&P 500”), the Fund’s primary relevant benchmark, as well as the Dow Jones Industrial Average (the “Dow Jones”) and NASDAQ Composite Index (the “NASDAQ Composite”) for the ten-year period ended September 30, 2013 and since January, 2002 when the Advisers were engaged by the Fund. The Board further noted that the Fund underperformed the S&P 500, Dow Jones and NASDAQ Composite for the three- and five-year periods ended September 30, 2013. The Board noted that for the one-year period ended September 30, 2013, the Fund outperformed the S&P 500 and Dow Jones, however underperformed the NASDAQ

Annual Report | November 30, 2013	39

Board of Directors’ Approval of the Investment Advisory Agreements	Boulder Growth & Income Fund, Inc.
November 30, 2013 (Unaudited)

Composite during the same time period. The Board also noted the Fund’s recent outperformance of the Dow Jones during the quarter ended and six-months ended September 30, 2013, however underperformance of the S&P 500 and NASDAQ Composite during the same time period. The Board further noted that the Fund compared comparably to its Peer Group for the one-year period ended September 30, 2013, and outperformed its Peer Group for the ten-year period ended September 30, 2013. However, the Board noted that the Fund underperformed its Peer Group for the three- and five-year periods ended September 30, 2013.

Costs of Services Provided and Profits Realized by the Advisers

In evaluating the costs of the services provided to the Fund by the Advisers, the Board received statistical and other information regarding the Fund’s total expense ratio and its various components, including advisory fees and investment-related expenses. The Board noted that the level of fees charged by the Advisers is at the higher end of the spectrum of fees charged by similarly situated investment advisers of closed-end funds included in the Peer Group expense universe; however, the advisory fees payable under the Advisory Agreements were comparable to the fees earned by the Advisers on other portfolios managed by the Advisers. The Advisers discussed with the Board certain factors justifying the advisory fee including, but not limited to, the Advisers’ stock skill selection has been substantiated through long-term performance and the time associated with the discipline of concentrated investing.

The Board also obtained detailed information regarding the overall profitability of the Advisers and the combined profitability of the Advisers and FAS, which acts as co-administrator for the Fund. The combined profitability information was obtained to assist the Board in determining the overall benefits to the Advisers from their relationship to the Fund. In particular, the Board reviewed the costs incurred by the Advisers and FAS in providing services to the Fund.

Based on its analysis of this information, the Board determined that the overall level of profits earned by the Advisers does not appear to be unreasonable based on the profitability of other investment management firms and the quality of the services rendered by the Advisers.

Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee is reasonable in relation to the Fund’s assets and any economies of scale that may exist. Although the Board noted that the Advisers do not anticipate that they are likely to experience any meaningful economies of scale with respect to their management of the Fund, the Board, as described below, determined that it would be in the best interests of the Fund and its stockholders to obtain a voluntary fee waiver to provide more immediate benefits to the stockholders.

Fee Waiver

The Board noted the current fee arrangement in place for the Fund under the Advisory Agreements. They noted that the Advisers receive an annual fee, payable monthly, of 1.25% of

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Boulder Growth & Income Fund, Inc.	Board of Directors’ Approval of the Investment Advisory Agreements
November 30, 2013 (Unaudited)

the value of the Fund’s average monthly total net assets, including any leverage. The Board further noted the current one-year voluntary fee waiver whereby the Advisers have agreed to waive a portion of the advisory fee equal to 10 basis points (0.10%) of the value of the Fund’s average monthly total net assets, including any leverage. This fee waiver will reduce the annual fee payable to the Advisers to 1.15% of the value of the Fund’s average monthly total net assets, including any leverage, through December 1, 2014. The Board also noted that effective as of October 1, 2013, the fee split amongst the Advisers was revised so that SIA receives 25% of the fees earned by the Advisers and BIA receives 75% of the fees earned by the Advisers. The Board concluded that the fee under the Advisory Agreements, as modified by the voluntary fee waiver, was reasonable and fair in light of the nature and quality of the services provided by the Advisers.

Stockholder Support and Historical Relationship with the Fund

The Board also weighed the views of the Fund’s largest stockholders, which are affiliated with the family of Mr. Stewart R. Horejsi. As of September 30, 2013, the Lola Trust and other entities affiliated with the Horejsi family held approximately 33.9% of the Fund’s outstanding common shares. The Board understood from Mr. Horejsi that these stockholders were supportive of the Advisers and the renewal of the Advisory Agreements.

Approval

The Board based its decision to approve the renewal of the Advisory Agreements on a careful analysis, in consultation with independent counsel, of the above factors as well as other factors. In approving the Advisory Agreements, the Board concluded that the terms of the Fund’s investment advisory agreements are reasonable and fair and that renewal of the Advisory Agreements is in the best interests of the Fund and its stockholders.

At the November 3, 2013 Board meeting, the Board also approved a new investment co-advisory agreement between the Fund and Rocky Mountain Advisers, LLC and a new investment co-advisory agreement between the Fund and Stewart Investment Advisers (together the “Merger Advisory Agreements”) subject to stockholder approval of the reorganization of Boulder Total Return Fund, Inc., The Denali Fund Inc. and First Opportunity Fund, Inc. into the Fund (the “Merger”). Pending stockholder approval of the Merger, a discussion of the basis for the Board’s approval of the Merger Advisory Agreements will be provided in the Fund’s first stockholder report after the Merger.

Annual Report | November 30, 2013	41

Directors & Officers	Boulder Growth & Income Fund, Inc.
November 30, 2013 (Unaudited)

Set forth in the following table is information about the Directors of the Fund, together with their address, age, position with the Fund, length of time served and principal occupation during the last five years. The Fund’s SAI includes additional information about Directors of the Fund and is available, without charge, upon request, at 303-449-0426.

INDEPENDENT DIRECTORS

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Dr. Dean L. Jacobson Age: 74	Class I Director	Term expires 2016; served since 2006.	Founder and President (since 1989), Forensic Engineering, Inc. (engineering investigations); Professor Emeritus (since 1997), Arizona State University.	4	Director (since 2004) Boulder Total Return Fund, Inc.; Director (since 2007), The Denali Fund Inc.; Director (since 2003), First Opportunity Fund, Inc.
Richard I. Barr Age: 76	Lead Independent Director and Class III Director	Term expires 2015; served since 2002 (Lead Independent Director since 2013).	Retired (since 2001); various executive positions (1963-2001), Advantage Sales and Marketing, Inc. (food brokerage).	4	Director (since 1999), Chairman (2003- 2013) and Lead Independent Director (since 2013), Boulder Total Return Fund, Inc.; Director (since 2007) and Lead Independent Director (since 2013), The Denali Fund Inc.; Director (since 2001) and Lead Independent Director (since 2013), First Opportunity Fund, Inc.
Steven K. Norgaard Age: 49	Class III Director	Term expires 2015; served since 2011	Attorney (since 1994), Steven K. Norgaard, P.C. (law firm), Director (since 2007) ATG Trust Company (independent trust company).	4	Director (since 2011) Boulder Total Return Fund, Inc.; Director (since 2011), The Denali Fund Inc.; Director (since 2011), First Opportunity Fund, Inc.

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Boulder Growth & Income Fund, Inc.	Directors & Officers
November 30, 2013 (Unaudited)

INTERESTED DIRECTORS

Name, Age and Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by Director
Joel W. Looney*** Age: 52	Chairman and Class II Director	Term expires 2014; served since 2002 (Chairman since 2003).	Assistant Investment Officer (since October 2013), Rocky Mountain Advisers, LLC (investment adviser); Assistant Investment Officer (since October 2013), Boulder Investment Advisers, LLC (investment adviser); Partner (1999 to 2013), Financial Management Group, LLC (investment adviser); Registered Representative (2007 to 2013), VSR Financial Services, Inc. (investment adviser).	4	Director (since 2001) and Chairman (since 2013), Boulder Total Return Fund, Inc.; Director and Chairman (since 2007), The Denali Fund Inc.; Director and Chairman (since 2003), First Opportunity Fund, Inc.

Annual Report | November 30, 2013	43

Directors & Officers	Boulder Growth & Income Fund, Inc.
November 30, 2013 (Unaudited)

INTERESTED DIRECTORS (continued)

Name, Age and Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by Director
John S. Horejsi** Age: 42	Class I Director	Term expires 2016; served since 2004.	Director (since 1997), Horejsi Charitable Foundation (private charitable foundation); Director (2007-2011), The Denali Fund Inc.; Director (2006-2011), First Opportunity Fund, Inc.	2	Director (since 2006), Boulder Total Return Fund, Inc.

*	Unless otherwise specified, the Directors’ respective addresses are c/o Boulder Growth & Income Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.
†	Includes the Fund, Boulder Total Return Fund, Inc., The Denali Fund Inc., and First Opportunity Fund, Inc.
**	Mr. Horejsi is considered an “interested person” as a result of the extent of his beneficial ownership of Fund shares and by virtue of his indirect beneficial ownership of BIA, SIA and FAS.
***	Mr. Looney is considered an “interested person” because of his position as an employee of FAS and Assistant Investment Officer of BIA.

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Boulder Growth & Income Fund, Inc.	Directors & Officers
November 30, 2013 (Unaudited)

OFFICERS

The names of the executive officers of the Fund are listed in the table below. Unless otherwise specified, each officer was elected to office by the Board at a meeting held on January 27, 2012. Officers are elected annually and will hold such office until a successor has been elected by the Board.

Name, Age and Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years
Stephen C. Miller Age: 61	President	Appointed annually; served since 2002	President and General Counsel (since 1999), Boulder Investment Advisers, LLC; President and General Counsel (since 2008), Rocky Mountain Advisers, LLC; Manager (since 1999), Fund Administrative Services, LLC; Vice President (since 1998), Stewart Investment Advisers; President (since 1999), Boulder Total Return Fund, Inc.; President (since 2007), The Denali Fund Inc.; President (since 2003), First Opportunity Fund, Inc.; officer of various other entities affiliated with the Horejsi family; Of Counsel (since 1991), Krassa & Miller, LLC.
Nicole L. Murphey Age: 36	Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, and Assistant Secretary	Appointed annually; served as Chief Financial Officer, Chief Accounting Officer and Treasurer since 2011; served as Vice President since 2008; served as Assistant Secretary since 2000.	Vice President and Treasurer (since 2011), Boulder Investment Advisers, LLC and Rocky Mountain Advisers, LLC; Assistant Manager (since 2011), Fund Administrative Services, LLC; Chief Financial Officer, Chief Accounting Officer, Treasurer (since 2011), Vice President (since 2008) and Assistant Secretary (since 2002), Boulder Total Return Fund, Inc.; Chief Financial Officer, Chief Accounting Officer, Treasurer (since 2011), Vice President (since 2008) and Assistant Secretary (since 2007), The Denali Fund Inc.; Chief Financial Officer, Chief Accounting Officer, Treasurer (since 2011), Vice President (since 2008) and Assistant Secretary (since 2003) First Opportunity Fund, Inc.

Annual Report | November 30, 2013	45

Directors & Officers	Boulder Growth & Income Fund, Inc.
November 30, 2013 (Unaudited)

OFFICERS (continued)

Name, Age and Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years
Lucas Foss Age: 36**	Chief Compliance Officer	Appointed annually; since 2012.	Deputy Chief Compliance Officer (since August 2012), ALPS Fund Services; Chief Compliance Officer (since 2012), Wakefield Alternative Series Trust; Chief Compliance Officer (since 2012), ALPS Series Trust; Chief Compliance Officer (since 2012), The Caldwell & Orkin Funds, Inc.; Chief Compliance Officer (since 2012), Boulder Growth & Income Fund, Inc.; Boulder Total Return Fund, Inc.; First Opportunity Fund, Inc.; Chief Compliance Officer (since 2013), Whitebox Mutual Funds; Chief Compliance Officer (since 2013), Principal Real Estate Income Fund; Chief Compliance Officer (Since 2013), RiverNorth Opportunities Fund, Inc.; Compliance manager (2010-2012), ALPS Fund Services; Senior Compliance Analyst (2006-2009), ALPS Fund Services; Registered Representative, ALPS Distributors, Inc.
Stephanie J. Kelley Age: 57	Secretary	Appointed annually; served since 2002.	Secretary (since 2000) and Assistant Compliance Officer (2000-2011), Boulder Total Return Fund, Inc., Secretary (since 2007) and Assistant Compliance Officer (2007-2011), The Denali Fund Inc.; Secretary (since 2003) and Assistant Compliance Officer (2003-2011), First Opportunity Fund, Inc.; Assistant Secretary and Assistant Treasurer of various other entities affiliated with the Horejsi family.

*	Unless otherwise specified, the Officers’ respective addresses are c/o Boulder Growth & Income Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.
**

Jennifer Welsh resigned as Chief Compliance Officer of the Fund, effective as of November 6, 2012. Mr. Foss was elected Chief Compliance Officer of the Fund via written consent of the Board of Directors dated November 30, 2012 and effective as of December 3, 2012.

The Fund’s president has certified to the New York Stock Exchange that, as of November 30, 2013, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the Securities and Exchange Commission on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by rule 30a-2(3) under the Investment Company Act.

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Boulder Growth & Income Fund, Inc.	Notes

Annual Report | November 30, 2013	47

Notes	Boulder Growth & Income Fund, Inc.

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BOULDER GROWTH & INCOME FUND, INC.

	■	■
Directors			Richard I. Barr
John S. Horejsi
Dr. Dean L. Jacobson
Joel W. Looney
Steven K. Norgaard

Co-Investment			Stewart Investment Advisers
Advisers			Boulder Investment Advisers, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator			Fund Administrative Services, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator			ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Custodian			Bank of New York Mellon
One Wall Street
New York, NY 10286

Stock Transfer Agent			Computershare
480 Washington Blvd.
Jersey City, NJ 07310

Independent			Deloitte & Touche LLP
Registered Public			555 17th Street, Suite 3600
Accounting Firm			Denver, CO 80202

Legal Counsel			Paul Hastings, LLP
515 South Flower Street
Twenty-Fifth Floor
Los Angeles, CA 90071

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

www.boulderfunds.net

BOULDER GROWTH & INCOME FUND, INC.

c/o Computershare

480 Washington Blvd.

Jersey City, NJ 07310

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Boulder Growth & Income Fund, Inc. (the “Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. During the period covered by this report, there were no material changes made to provisions of the code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with this N-CSR under Item 12(a).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of directors has determined that Steven K. Norgaard is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined in paragraph (a)(2) of Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $28,600 and $29,500 for the fiscal years ended November 30, 2012 and November 30, 2013, respectively.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended November 30, 2012 and November 30, 2013 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Registrant’s tax returns, excise tax returns, December dividend calculations and Maryland Property Tax returns were $7,965 and $8,200 for the fiscal years ended November 30, 2012 and November 30, 2013, respectively.

(d)	All Other Fees – The aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item were $5,000 and $0 for the fiscal years ended November 30, 2012 and November 30, 2013, respectively. These fees pertained to agreed-upon procedures reports related to the Registrant’s Auction Market Preferred Shares.

(e)	(1) The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services. Under the audit committee’s charter, pre-approval of permitted non-audit services by the Registrant’s accountant is not required if: (1) the aggregate amount of all permitted non-audit services is not more than 5% of the total revenues paid by the Registrant to the accountant in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the audit committee and approved by the audit committee or a designated audit committee member prior to the completion of the audit of the Registrant’s annual financial statements.

(2) There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended November 30, 2013 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	Not applicable.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant has an audit committee which was established by the Board of Directors of the Fund in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Registrant’s audit committee are Dr. Dean L. Jacobson, Richard I. Barr, and Steven K. Norgaard.

Item 6. Investments.

(a) The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated, subject to the supervision of the Board, the voting of proxies relating to its voting securities to the Advisers. The Registrant’s Proxy Voting Procedures of the Advisers are included below.

Boulder Total Return Fund, Inc.

Boulder Growth & Income Fund, Inc.

The Denali Fund Inc.

First Opportunity Fund, Inc.

Proxy Voting Procedures

The Board of Directors of the Boulder Total Return Fund, Inc., Boulder Growth & Income Fund, Inc., The Denali Fund Inc. and First Opportunity Fund, Inc. (collectively, the “Funds”) hereby adopt the following policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (collectively, the “Voting Policies”).

1. Policy. It is the policy of each of the Boards of Directors of the Funds (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to each Fund’s respective investment adviser(s) (the “Adviser”) as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight.1 The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract. Proxy voting policies and procedures are required by Rule 206 (4)-6 of the Investment Advisers Act of 1940, and became effective August 6, 2003.

2. Fiduciary Duty. The right to vote a proxy with respect to portfolio securities held by the Funds is a significant asset of the Fund. The Adviser, to which authority to vote on behalf of the Funds is delegated, exercises this voting responsibility as a fiduciary, and votes proxies in a manner consistent with the best interest of the Funds and its shareholders, and with the goal of maximizing the value of the Funds and the shareholders’ investments.

3. Procedures. The following are the procedures adopted by the Board for the administration of this policy:

a. Review of Adviser Proxy Voting Procedures. The Adviser, with advice and counsel from the Board, shall present to the Board its policies, procedures and other guideline for voting proxies at least annually (the “Voting Guidelines”), and must notify the Board promptly of any material changes. In accordance with the foregoing, the Adviser has developed the Voting Guidelines which are attached hereto as Exhibit A.

b. Voting Record Reporting. No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Funds during the respective year. With respect to those proxies the Adviser has identified as involving a conflict of interest2, the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

4. Revocation. The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time. This disclosure shall be included in any registration statement filed on behalf of the Funds after July 1, 2003.

5. Annual Filing. The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later

1 This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.

2 As it is used in this document, the term “conflict of interest” refers to a situation in which the Adviser or affiliated persons of the adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Funds which compromises the Adviser’s independence of judgment and action with respect to the voting of the proxy.

Voting Policies and Procedures

than August 31 of each year. The Fund must file the complete proxy voting record on an annual basis on this form. Form N-PX must contain complete proxy voting records for the 12 month period stated above, and must be signed on behalf of the Fund by the principal executive officers.

6. Disclosures.

a. The Fund shall include in any future registration statement:

i. A description of the Voting Policies and the Voting Guidelines3; and

ii. A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.4

b. The Fund shall include in its Annual and Semi-Annual Reports to shareholders:

i. A statement disclosing that the Voting Policies and Voting Guidelines are available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; and on the SEC website.5

ii. A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.6

7. Recordkeeping Requirements. SEC Rule 204-2, as amended, requires advisers to retain:

1. Proxy voting policies and procedures

2. Proxy statements received regarding client securities

3. Records of votes cast on behalf of clients

4. Records of written client requests

5. Any documents prepared by the Adviser material to making a decision how to vote, or that memorialized the basis for the decision.

8. Review of Policy. At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

3 This disclosure is included in all registration statements filed on behalf of the Funds after July 1, 2003.

4 This disclosure is included in all registration statements filed on behalf of the Funds after August 31, 2004.

5 This disclosure is included in all reports filed on behalf of the Funds after July 1, 2003.

6 This disclosure is included in all reports filed on behalf of the Funds after August 31, 2004.

EXHIBIT A – VOTING GUIDLINES

The Funds’ and Advisers’ proxy voting principles are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

Category	Guideline	Voting
BOARD OF DIRECTOR ISSUES

The board of directors’ primary role is to protect the interests of all shareholders. Key functions of the board are to approve the direction of corporate strategy, ensure succession of management and evaluate performance of the corporation as well as senior management. The board is accountable to shareholders, and must operate independently from management.

Routine Elections

Although we typically vote for the election of directors in uncontested elections, we may vote against, or withhold, if applicable, if we believe the individual has not, or is not likely to in the future, deliver value to shareholders or protect shareholders’ interests due to the individual’s relationships, background or prior actions.

Generally FOR, but will review on a case-by-case basis
Board Classification

Generally we are opposed to entrenchment mechanisms and will vote against proposals to classify a board. We prefer annual election of directors in order that shareholders have more power to replace directors deemed to not be acting in the shareholders’ interest.

Generally AGAINST
Independence of Directors

The majority of board members should be independent from the corporation, management or a majority shareholder. An independent member should not be a former employee of the company or a representative of a key supplier to or a key client of the company.

We will generally support boards that have a majority of board members classified as independent.
Director Indemnification	Mandatory indemnification of directors and officers is necessary to attract quality candidates.	Generally FOR
Director Attendance	Board membership requires a significant amount of time in order for responsibilities to be executed, and attendance at Board and Committee meetings is noted.	We look for attendance records to be in the 75% participation range.
Term Limits	We are more concerned with the performance of directors and not with the term limits	Generally AGAINST but will look at on a case-by-case basis.
Separation of Chair and CEO	In most cases it is advisable for there to be a separation between the CEO and the Chair to enhance separation of management interests and shareholders.

In most cases we would support a recommendation to separate the Chair from the CEO. Lead directors are considered acceptable, and in this situation an independent Corporate Governance committee must also be in place.

Committees of the Board	Audit, Compensation, Governance and Nominating committees are the most significant committees of the board.	We support the establishment of these committees, however independent director membership on these committees is the primary concern. Two-thirds independent membership is satisfactory, provided that

Voting Policies and Procedures

Category	Guideline	Voting
the chair of each committee is independent.
Audit Process	The members of an audit committee should be independent directors, and the auditor must also be independent. The auditor should report directly to the Audit committee and not to management.

We will generally support the choice of auditors recommended by the Audit Committee. In the event that the auditor supplies other services for a fee other than the audit, each situation will be reviewed on a case-by-case basis.

VOTING AND ENTRENCHMENT ISSUES
Shareholder Right to Call Special Meeting		Generally FOR
Shareholder Right to Act by Written Consent		Generally FOR
Cumulative Voting		Generally FOR, although there may be situations where such a structure may be detrimental to shareholder interests.
Confidentiality of Shareholder Voting	Like any other electoral system, the voting at annual and special meetings should be confidential and free from any potential coercion and/or impropriety.	We will support any proposals to introduce or maintain confidential voting.
Size of Board of Directors	Generally boards should be comprised of a minimum of seven to a maximum of fifteen. However the complexity of the company has an impact on required board size.	The independence of the board is a greater concern than the number of members. However should a change in board size be proposed as a potential an anti-takeover measure we would vote against.
COMPENSATION ISSUES
Director Compensation	Directors should be compensated fairly for the time and expertise they devote on behalf of shareholders. We favor directors personally owning shares in the corporation, and that they receive a substantial portion of their remuneration in the form of shares.

We support recommendations where a portion of the remuneration is to be in the form of common stock. We generally do not support options for directors, and do not support retirement bonuses or benefits for directors.

MANAGEMENT COMPENSATION

Compensation plans for executives should be designed to attract and retain the right people with exceptional skills to manage the company successfully long-term. These plans should be competitive within the company’s respective industry without being excessive and should attempt to align the executive’s interests with the long-term interest of shareholders.

Executive compensation will be considered on a case-by-case basis.

Voting Policies and Procedures

Category	Guideline	Voting
Stock Options and Incentive Compensation Plans	Compensation plans should be designed to reward good performance of executives. They should also encourage management to own stock so as to align their financial interests with those of the shareholders. It is important that these plans are disclosed to the shareholders in detail for their approval.

We will not support plans with options priced below current market value or the lowering of the exercise price on any previously granted options. We will not support any plan amendment that is not capped or that results in anything but negligible dilution. We believe that shareholders should have a say in all aspects of option plans and therefore will not support omnibus stock option plans or plans where the Board is given discretion to set the terms. Plans will be considered on a case-by-case basis.

Adopt/Amend Employee Stock Purchase Plans		Considered on a case-by-case basis.
Golden Parachutes

Although we believe that “golden parachutes” may be a good way to attract, retain and encourage objectivity of qualified executives by providing financial security in the case of a change in the structure or control of a company, golden parachutes can be excessive.

Generally opposed but will consider on a case-by-case basis.
Require Shareholder Approval of Golden Parachutes		Generally FOR
TAKEOVER PROTECTIONS

Some companies adopt shareholder rights plans that incorporate anti-takeover measures, which may include: poison pills, crown jewel defense, payment of greenmail, going private transactions, leveraged buyouts, lock-up arrangements, Fair price amendments, Re-incorporation. Rights plans should be designed to ensure that all shareholders are treated equally in the event there is a change in control of a company. These plans should also provide the Board with sufficient time to ensure that the appropriate course of action is chosen to ensure shareholder interests have been protected. However, many shareholder rights plans can be used to prevent bids that might in fact be in the shareholders best interests. Depending on their contents, these plans may also adversely influence current share prices and long-term shareholder value.

We will review each situation on a case-by-case basis. We will generally support proposals that protect the rights and share value of shareholders.
Dual Class Shares

It is not unusual for certain classes of shares to have more than one vote per share. This is referred to as a dual class share structure and can result in a minority of shareholders having the ability to make decisions that may not be in the best interests of the majority of shareholders.

Generally AGAINST.
Super-Majority Voting Provisions	Super-majority voting (e.g., 67% of votes cast or a majority of outstanding shares), although fairly common, can, from a practical point of view, be difficult to obtain, and essentially are a bar from effective challenges to entrenched management, regardless of performance or popularity. A very high requirement can be unwieldy	Generally AGAINST. We will generally oppose proposals for voting requirements that are greater than a majority of votes cast. That said, we will review

Voting Policies and Procedures

Category	Guideline	Voting
	and therefore not in the best interest of the majority of shareholders.	supermajority proposals on a case-by-case basis.
Issuance of Authorized Shares		Generally FOR
Issuance of Unlimited or Additional Shares

Corporations may increase their authorized number of shares in order to implement a stock split, to support an acquisition or restructuring plan, to use in a stock option plan or to implement an anti-takeover plan. Shareholders should approve of the specific business need for the increase in the number of shares and should understand that the issuance of new shares can have a significant effect on the value of existing shares.

Generally AGAINST. We will generally oppose proposals to increase the number of authorized shares to “unlimited”, but will consider any proposals to increase the number of authorized shares on a case-by-case basis for a valid business purpose.

Shareholder Proposals

Shareholders should have the opportunity to raise their concerns or issues to company management, the board and other shareholders. As long as these proposals deal with appropriate issues and are not for the purposes of airing personal grievances or to obtain publicity, they should be included on the proxy ballot for consideration.

Shareholder proposals will be reviewed on a case-by-case basis.
OTHER MATTERS
Stock Repurchase Plans		Generally FOR
Stock Splits		Generally FOR
Require Shareholder Approval to issue Preferred Stock		Generally FOR
Corporate Loans to Employees

Corporate loans, or the guaranteeing of loans, to enable employees to purchase company stock or options should be avoided. These types of loans can be risky if the company stock declines or the employee is terminated.

Generally AGAINST.
Blank-cheque Preferred Shares

The authorization of blank-cheque preferred shares gives the board of directors’ complete discretion to fix voting, dividend, conversion and other rights and privileges. Once these shares have been authorized, the shareholders have no authority to determine how or when they will be allocated. There may be valid business reasons for the issuance of these shares but the potential for abuse outweighs the benefits.

Generally AGAINST.

Dated: October 26, 2007

Revised: July 30, 2010, November 8, 2010, July 27, 2012, August 5, 2013.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Stewart R. Horejsi, Brendon J. Fischer and Joel Looney are the Fund’s portfolio managers and are collectively responsible for the day-to-day management of the Fund’s assets. Mr. Horejsi, Mr. Fischer and Mr. Looney are referred to herein as the “Portfolio Managers”. Boulder Investment Advisers, LLC (“BIA”) and Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers (“SIA”, together with BIA, the “Advisers”) are the co-advisers to the Fund. The Portfolio Managers manage the Fund and three other registered investment companies, the Boulder Total Return Fund, Inc. (“BTF”), The Denali Fund Inc. (“DNY”) and First Opportunity Fund, Inc (“FOFI”). As of November 30, 2013, BTF, DNY and FOFI had total assets, including leverage, of approximately $428.4 million, $125.3 million and $336.4 million, respectively. None of the advisory fees of the other registered investment companies for which the Portfolio Managers manage are based on the performance of the account.

Separately, Mr. Horejsi also acts as a financial consultant to other private trusts and entities associated with the Horejsi family (collectively, the “Horejsi Affiliates”) and consults with respect to their portfolios of equities having an aggregate value of approximately $887.2 million as of November 30, 2013. Mr. Horejsi has been the financial and investment adviser for the Horejsi Affiliates since 1982 and the Chief Investment Officer for BIA and SIA since 1999 and for Rocky Mountain Advisers, LLC (“RMA”)(the co-adviser, together with SIA, to FOFI) since 2008. Mr. Horejsi has been a Portfolio Manager for the Fund since January 2002.

Mr. Fischer joined BIA and RMA as an Assistant Investment Officer in 2012 and has been a Portfolio Manager of the Fund since 2012 as well. Prior to joining RMA and BIA, Mr. Fischer was an Associate and Senior Analyst with H.I.G. WhiteHorse in Dallas, Texas from 2005 until 2012.

Separately, Mr. Looney also acts as an advisory representative providing investment supervisory and financial planning services to RMA’s private clients (the “RMA Private Clients”) for which RMA receives fees generally based on a percentage of assets under management. Mr. Looney joined BIA and RMA as an Assistant Investment Officer and a Portfolio Manager of the Fund in 2013. Prior to joining the Advisers, Mr. Looney was the Principal for Financial Management Group, LLC, an investment management firm, from 1999 to 2013. Mr. Looney also currently serves as Chairman of the Board of Directors for the Fund.

As a general matter, portfolio management staff are paid an annual fixed salary and are offered participation in the firm’s 401K, as well as other benefits that are offered to other employees of the Advisers. In evaluating a portfolio manager’s salary and annual pay increases, the Fund’s performance may be one of many factors considered by management. However, as a general matter, the Advisers do not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Other factors that may also be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within the Adviser’s investment team, contributions to the Adviser’s overall performance, discrete securities analysis, idea generation, and other considerations. Generally, a portfolio manager does not receive bonuses; however, in the case of Mr. Horejsi, because of his affiliation with and beneficial interest in the Horejsi Affiliates that own the Advisers, he may, directly or indirectly, receive distributions of the Advisers’ profits. In the case of Mr. Looney, in addition to an annual fixed salary and other benefits mentioned above, he receives a portion of the fees paid to RMA for providing investment supervisory and financial planning services to the RMA Private Clients.

Conflicts of interest may arise in connection with the Portfolio Managers’ management of the Fund’s investments. This is because the Portfolio Managers also serve as portfolio managers to BTF, DNY and FOFI, as well as the RMA Private Clients. Additionally, Mr. Horejsi consults with respect to a substantial portfolio of securities for the Horejsi Affiliates. From time to time, securities may meet the investment objectives of one or any combination of the Fund, BTF, DNY, FOFI, the RMA Private Clients and the Horejsi Affiliates. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. Allocations of investments to and among the Fund, BTF, DNY and FOFI and the RMA Private Clients are made in accordance with the investment allocation policies and procedures of the Advisers. There is no guarantee that these policies and procedures will be able to identify and mitigate all potential conflicts of interest with respect to the investments of the funds. Factors considered in the investment recommendations may include the size of the portfolio, concentration of holdings, investment objectives, restrictions and guidelines, asset coverage ratios, tax considerations, purchase cost, and cash availability. It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or accounts managed by the Advisers seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. With respect to the assets of the Horejsi Affiliates as may be advised from time to time by Mr. Horejsi, the Horejsi Affiliates have consented to allow the funds and other accounts managed by the Advisers to complete the entirety of their transactions in any particular security before the Horejsi Affiliates will be allowed to transact in such security, thus giving the funds managed by the Advisers the first opportunity to trade in a particular security. The Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Advisers decide to sell on behalf of another fund or account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one fund or account purchases or sells the same security on a given date, the Advisers will seek to allocate the purchases and sales on an equitable basis, taking into consideration such factors as: the size of the portfolio, concentration of holdings, investment objectives and guidelines, asset coverage ratios, tax considerations, purchase cost, and cash availability. Although the other funds managed by the Advisers may have the same or similar investment objectives and policies as the Fund, their respective portfolios will vary from fund to fund and their respective performance results are likely to differ from those of the Fund.

Mr. Horejsi does not directly own any shares of the Fund. However, the Ernest Horejsi Trust No. 1B and the Lola Brown Trust No. 1B, both of which have engaged Mr. Horejsi as a financial consultant and with respect to which Mr. Horejsi is a discretionary beneficiary, hold 7,048,611 shares and 1,590,294 shares, respectively, of the Fund as of November 30, 2013 (the foregoing are included in the above definition of “Horejsi Affiliates”). Because of Mr. Horejsi’s advisory or familial role with respect to these Horejsi Affiliates, Mr. Horejsi may be deemed to have indirect beneficial ownership of their respective shares which in the aggregate have a dollar range in excess of $1 million.

Mr. Fischer owned 1,650 shares of the Fund as of November 30, 2013 with an aggregate value of between $10,001 - $50,000.

Mr. Looney owned 14,413 shares of the Fund as of November 30, 2013 with an aggregate value of between $100,001 - $500,000.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibits 99.302(i) CERT

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BOULDER GROWTH & INCOME FUND, INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	February 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	February 7, 2014

By (Signature and Title)	/s/ Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, Asst. Secretary (Principal Financial Officer)

Date:	February 7, 2014